UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 8, 2023

SURGALIGN HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38832	83-2540607
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 Lake Cook Road, Suite 315, Deerfield, Illinois	60015
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (877) 343-6832

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
common stock, $0.001 par value	SRGA	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Election of Directors

On June 8, 2023, the Board of Directors (the “Board”) of the Company approved an increase to the size of the Board to eight directors and appointed Ms. Jill Frizzley and Ms. Elizabeth LaPuma to fill the new directorships, effective immediately. The Board determined that each of Ms. Frizzley and Ms. LaPuma qualify as an “independent director” under Rule 5605(a)(2) of the Nasdaq Listing Rules.

Ms. Frizzley currently serves as the president of Wildrose Partners LLC, an independent consulting company providing governance and related advisory services to corporations, a position she has held since June 2019. From 2016 through May 2019, Ms. Frizzley served as Counsel in the Business Finance and Restructuring Group at the law firm of Weil, Gotshal & Manges LLP and before that she began her career at Shearman and Sterling, as an associate in September 2000, and, beginning in January 2010, became a counsel. Ms. Frizzley has served as a director on numerous public and private boards of directors. Currently, Ms. Frizzley serves as a director for Virgin Orbit Holdings, Inc., since March 2023 and iMedia Brands, Inc., since April 2023. She previously served on the boards of directors for the following public companies in the last five years: Avaya Holdings Corporation, Hudson Technologies, Inc. and Vivus, Inc. Ms. Frizzley holds a B.Sc. degree from the University of Alberta and an L.L.B. degree from the University of Toronto Faculty of Law.

Ms. LaPuma has advised on landmark transactions around the globe for over 20 years and in matters totaling trillions of dollars in value. Ms. LaPuma has led UBS’s Balance Sheet Advisory Group and ran Alvarez & Marsal Asset Management Services group. Ms. LaPuma has additionally worked in BlackRock’s Financial Advisory Group as well as at Lazard Ltd, the global investment bank. Ms. LaPuma is currently also on the board of Enterra Solutions, a market-leading industrial scale artificial intelligence value chain solutions. Ms. LaPuma earned a B.S. in finance and an MBA from the Wharton School, and a B.A. from the School of Arts and Sciences, University of Pennsylvania, graduating summa cum laude and as a Palmer Scholar.

In connection with the appointment of Ms. Frizzley to the Board, Ms. Frizzley and the Company entered into a letter agreement (the “Frizzley Agreement”), pursuant to which Ms. Frizzley agreed to serve as a director on the Board. The Frizzley Agreement provides for a fixed monthly cash fee of $30,000, which is to be paid monthly and will be prorated, if necessary, to reflect actual term of service. The foregoing summary of the Frizzley Agreement is not complete and is qualified in its entirety by reference to the full text of the agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated in this Item 5.02 by reference.

In connection with the appointment of Ms. LaPuma to the Board, Ms. LaPuma and the Company entered into a letter agreement (the “LaPuma Agreement”), pursuant to which Ms. LaPuma agreed to serve as a director on the Board. The LaPuma Agreement provides for a fixed monthly cash fee of $30,000, which is to be paid monthly and will be prorated, if necessary, to reflect actual term of service. The foregoing summary of the LaPuma Agreement is not complete and is qualified in its entirety by reference to the full text of the agreement, a copy of which is attached as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated in this Item 5.02 by reference.

Ms. Frizzley and Ms. LaPuma will also enter into our standard form of director indemnification agreement.

As previously disclosed, on February 28, 2023, the Company and Xtant Medical Holdings, Inc. (“Xtant”) entered into a definitive agreement, and subsequently closed on the transaction, whereby Xtant acquired the Coflex® and Cofix product lines from Surgalign. In connection with this transaction, UBS Investment Bank served as exclusive financial advisor to the Company and received fees of approximately $2.5 million during 2022 for advisory services. During this period, Ms. LaPuma served as a Managing Director at UBS Investment Bank.

Except as otherwise disclosed in this Current Report on Form 8-K, neither Ms. Frizzley or Ms. LaPuma has any direct or indirect material interests in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K and there are no arrangements or understandings between any of Ms. Frizzley and Ms. LaPuma and any other persons pursuant to which they were appointed to the Board.

Forward-Looking Statements

This Current Report on Form 8-K includes statements that may constitute “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, express or implied forward-looking statements relating to the Company’s compensation and indemnification of its directors and statements relating to the Company’s ability to regain compliance with Nasdaq listing rules. These statements are neither promises nor guarantees, but are subject to a variety of risks and uncertainties, many of which are beyond the Company’s control, which could cause actual results to differ materially from those contemplated in these forward-looking statements. Existing and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Factors that could cause actual results to differ materially from those expressed or implied include the Company’s ability to remain in compliance with corporate governance rules of Nasdaq or the Securities and Exchange Commission, and the risks and uncertainties described in the “Risk Factors” section of the Company’s Annual Report on Form 10-K and other filings with the Securities and Exchange Commission. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future developments or otherwise, except as may be required under applicable securities laws.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Description

10.1	Letter Agreement between the Company and Jill Frizzley.

10.2	Letter Agreement between the Company and Elizabeth LaPuma.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SURGALIGN HOLDINGS, INC.

Date: June 15, 2022	By:	/s/ Paolo G. Amoruso
	Name:	Paolo G. Amoruso
	Title:	Chief Legal Officer